SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                                FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




                   Date of Report:  September 17, 1999




                            PG&E Corporation
           -----------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



       California                 1-12609          94-3234914
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(State or other Jurisdiction    (Commission      (IRS Employer
 of Incorporation)               File Number)     Identification No.)




                               PG&E Corporation
                     One Market, Spear Tower, Suite 2400
                       San Francisco, California 94105
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               (Address of principal executive offices) (Zip Code)


                              (415) 267-7000
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             (Registrant's telephone number, including area code)

Item 5.  Other Events

A.  Changes in Management

On September 17, 1999, the Board of Directors of PG&E Corporation appointed Peter A. Darbee as Senior Vice President, Chief Financial Officer and Treasurer of PG&E Corporation, effective September 20, 1999. Mr. Darbee assumes the position and responsibilities formerly held by Michael E. Rescoe.

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PG&E CORPORATION



                                BRUCE R. WORTHINGTON
                         By
                             ---------------------------
                             BRUCE R. WORTHINGTON
                             Senior Vice President and General Counsel


Dated:  September 17, 1999